UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

ProPetro Holding Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

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Explanatory Note

This supplement (the “Supplement”) amends and supplements the definitive proxy statement on Schedule 14A (the “Proxy Statement”) filed by ProPetro Holding Corp. (the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”) on April 8, 2025, in connection with the Company’s 2025 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on May 20, 2025, at 10:00 a.m. Central Time.

The purpose of this Supplement is to incorporate clarifying changes to the voting standard for Proposal 3 — Advisory Vote on the Frequency of Future Advisory Votes on Named Executive Officer Compensation and to correct an inadvertent error in the Proxy Statement regarding the treatment of abstentions for Proposal 4 — Approval of The Second Amended and Restated 2020 Long Term Incentive Plan.

The changes to the existing disclosure in the Proxy Statement are set forth below under the heading “Revisions to the Proxy Statement.” Capitalized terms not defined in this Supplement are as defined in the Proxy Statement. Other than as set forth below, no other changes have been made to the Proxy Statement and it continues to be in full force and effect as originally filed with the SEC, and the Board of Directors of the Company continues to seek the vote of Company stockholders on each of the proposals to be voted on at the Annual Meeting as recommended in the original filing. From and after the date of this Supplement, any references to the “Proxy Statement” are to the Proxy Statement as amended and supplemented by this Supplement. This Supplement should be read in conjunction with the Proxy Statement and the other proxy materials previously made available to stockholders in connection with the Annual Meeting. If you have already voted your shares, you do not need to vote again unless you would like to change or revoke your prior vote on any proposal.

Revisions to the Proxy Statement

The last paragraph of Proposal 3 — Advisory Vote on the Frequency of Future Advisory Votes on Named Executive Officer Compensation, originally included on page 28 of the Proxy Statement, is amended and restated in its entirety to read as follows:

VOTE REQUIRED

Generally, approval of any matter presented to stockholders requires an affirmative “FOR” vote of the holders of a majority of the shares represented at the meeting (in person or by proxy) and entitled to vote. However, because this vote is advisory and non-binding, if none of the frequency options being voted on by stockholders receives a “FOR” vote from the holders of a majority of the shares represented at the meeting (in person or by proxy) and entitled to vote on the proposal, the option receiving the greatest number of votes will be considered the frequency recommended by the Company’s stockholders. Brokers do not have discretion to vote on this proposal without your instruction. If you do not instruct your broker how to vote on this proposal, your broker will deliver a non-vote on this proposal. If you vote to “ABSTAIN,” your shares will not be voted for any frequency. An abstention, therefore, will have the same effect as a vote “AGAINST” in determining whether any of the frequencies received the vote of a majority of the shares represented at the meeting (in person or by proxy) and entitled to vote and will also reduce the likelihood that one of the frequency options will receive a “FOR” vote from the holders of a majority of the shares represented at the meeting (in person or by proxy) and entitled to vote on the proposal. In the event none of the frequency options being voted on by stockholders receives a “FOR” vote from the holders of a majority of the shares represented at the meeting (in person or by proxy) and entitled to vote on the proposal, an abstention will have no effect on the outcome of Proposal No. 3, as the option receiving the greatest number of votes will be deemed to be the frequency recommended by the Company’s stockholders. Broker non-votes will have no effect on Proposal No. 3.

The last paragraph of Proposal 4 — Approval of The Second Amended and Restated 2020 Long Term Incentive Plan, originally included on page 70 of the Proxy Statement, is amended and restated in its entirety to read as follows:

VOTE REQUIRED

The affirmative “FOR” vote of the holders of a majority of the shares represented at the meeting (in person or by proxy) and entitled to vote is required to approve this Proposal No. 4. Brokers do not have discretion to vote on this proposal without your instruction. If you do not instruct your broker how to vote on this proposal, your broker will deliver a non-vote on this proposal. Broker non-votes will have no effect on Proposal No. 4. Abstentions will have the effect of a vote “AGAINST” this Proposal No. 4.

The following question and answer, originally included on page 80 of the Proxy Statement, is amended and restated in its entirety to read as follows:

What is an abstention and how will votes withheld and abstentions be treated?

A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the proposals regarding the advisory approval of our Named Executive Officers’ compensation, the frequency of the advisory vote on Named Executive Officers’ compensation, the vote on the approval of the LTIP and the ratification of the appointment of our independent registered public accounting firm represent a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld have no effect on the election of directors. Abstentions have the effect of a vote “AGAINST” in the case of the advisory approval of our Named Executive Officers’ compensation, the vote on the frequency of the advisory vote on Named Executive Officers’ compensation, ratification of the appointment of our independent registered public accounting firm, and approval of the LTIP.

The following question and answer, originally included on page 81 of the Proxy Statement, is amended and restated in its entirety to read as follows:

What vote is required to approve each item?

The following table sets forth the voting requirement with respect to each of the proposals:

Proposal		Vote Requirement	Effect of Abstentions	Effect of Broker Non-Votes
1	Election of Directors	The plurality of the votes cast. This means that the nine nominees receiving the highest number of affirmative “FOR” votes will be elected as directors.	No effect	No effect
2	Say-on-Pay	The affirmative “FOR” vote of the holders of a majority of the shares represented at the meeting (in person or by proxy) and entitled to vote.	The effect of a vote “AGAINST”	No effect
3	Say-on-Pay Frequency	The affirmative “FOR” vote of the holders of a majority of the shares represented at the meeting (in person or by proxy) and entitled to vote. However, if no frequency option receives a majority, the frequency option that receives the greatest number of votes will be considered the preference of the Company’s stockholders.	The effect of a vote “AGAINST” but has no effect if no frequency option receives a majority as the proposal will be determined by the frequency option receiving the greatest number of votes.	No effect
4	LTIP	The affirmative “FOR” vote of the holders of a majority of the shares represented at the meeting (in person or by proxy) and entitled to vote.	The effect of a vote “AGAINST”	No effect
5	Ratification of the Appointment of Our Independent Auditor	The affirmative “FOR” vote of the holders of a majority of the shares represented at the meeting (in person or by proxy) and entitled to vote.	The effect of a vote “AGAINST”	A broker is entitled to vote shares held for a beneficial owner on “routine” matters, without instructions from the beneficial owner of those shares